Exhibit 99
Certification Pursuant to
18 U.S.C. §1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

        In connection with the Annual Report of Brown Shoe Company, Inc. (the "Registrant") on Form 10-K for the year ending February 1, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ronald A. Fromm, Chairman, President and Chief Executive Officer of the Registrant, certify, to the best of my knowledge, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.
Ronald A. Fromm
Ronald A. Fromm Chairman, President and Chief Executive Officer Brown Shoe Company, Inc. April 16, 2003

Certification Pursuant to
18 U.S.C. §1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

        In connection with the Annual Report of Brown Shoe Company, Inc. (the "Registrant") on Form 10-K for the year ending February 1, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Andrew M. Rosen, Senior Vice President, Chief Financial Officer and Treasurer of the Registrant, certify, to the best of my knowledge, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.
Andrews M. Rosen
Andrew M. Rosen Senior Vice President, Chief Financial Officer and Treasurer Brown Shoe Company, Inc. April 16, 2003